THE CARLISLE GROUP
3,078 records
Balance: 642,360,806

Selection Criteria: All records
Table of Contents

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RATE: 6.929
FICO: 650.883
FICO < 600: 26.732
wa CLTV: 81.406
CLTV = 80: 53.203
LTV 95.01-100: 0.000
FULL DOC: 41.362
STATED DOC: 48.526
PURCH %: 58.334
CO Refi %: 28.139
Own Occ %: 93.060
PPP %: 83.520
DTI %: 41.599
ARM %: 100.000
2/28%: 88.243
3/27%: 10.991
1st Lien: 100.000
Avg Loan Bal: 208,694.22
# of Loans: 3078
Loan Bal < $100K: 6.147
Rate < 12: 100.000
Manufactured Housing: 0.000
Largest State: CA(45%)
Silent 2nd %: 62.697
IO Loans: 1714
IO: 68.443
5 yr IO: 68.443
2 yr IO: 0.000
IO: FICO: 663.246
IO: LTV: 81.465
IO: DTI: 42.213

2.

IO: Full Doc: 36.242
IO: Purch: 61.410